Financial Risk Management	12 Months Ended
Dec. 31, 2022
Disclosure of Financial Risk Management [Abstract]
Financial Risk Management

4. Financial Risk Management

The Corporation’s Management is responsible for managing financial risks. The corporation Management manages the general administration of financial risks such risks include currency risk, price risk, fair-value and cash-flow interest rate risks, credit risk, the use of derivative and non-derivative financial instruments, and investment of liquidity surplus, as well as financial risks; all of which are regularly supervised and monitored.

A. Financial risk factors

The Corporation’s activities expose it to a variety of financial risks: market risks (including currency risk, price risk, fair-value and cash-flow interest rate risks), credit risk, and liquidity risk.

The Corporation’s general program for risk management is mainly focused on financial market unpredictability and seeks to minimize potential adverse effects on the Corporation’s financial performance.

(a) Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market prices. Market prices involve four types of risk: interest rate risk, exchange rate risk, commodity price risk and other price risks. Financial instruments affected by market risk include bank deposits, trade accounts receivable, other accounts receivable, other financial liabilities, bonds, trade accounts payable, other accounts payable and accounts receivable from and payable to related parties.

(i) Currency risk

Foreign exchange risk is the risk that the fair value of future cash flows of a financial instrument will be reduced by adverse fluctuations in exchange rates. Management is responsible for identifying, measuring, controlling and reporting the exposure to foreign exchange risk.

The Corporation is exposed to foreign exchange risk arising from local transactions in foreign currencies and from its foreign operations. As of December 31, 2021 and 2022, this exposure is focused mainly on fluctuations of the U.S. dollar, Chilean peso, and Colombian peso. The Corporation’s management monitors this risk by analyzing the country’s macroeconomic variables.

The balances of financial assets and liabilities denominated in foreign currencies correspond to balances in US Dollars, Chilean pesos and Colombian pesos, which are stated exchange rate published on that date, according to the currency type:

	As of December 31,		As of December 31,
	2021		2022
	Buy	Sale	Buy	Sale
U.S. Dollars (a)	3.975	3.998	3.808	3.820
Chilean Peso (b)	0.004706	0.004733	0.004449	0.004463
Colombian Peso (c)	0.000998	0.001004	0.000792	0.000794

(a)	U.S. Dollar as published by the Superintendencia de Banca y Seguros (hereinafter SBS).

(b)	Chilean peso as published by Banco Central de Chile.

(c)	Colombian peso as published by Banco de la Republica de Colombia.

The consolidated statement of financial position as of December 31, includes the following balances:

In thousands of US dollars	2021	2022
Assets
Cash and cash equivalents	119,627	58,280
Trade accounts receivable, net	92,016	124,593
Accounts receivable from related parties	219,209	276,048
Other accounts receivable	87,742	75,536
	518,594	534,457
Liabilities
Borrowings	(101,975)	(215,076)
Bonds	(95,022)	(5,569)
Trade accounts payable	(123,128)	(119,104)
Accounts payable to related parties	(81,799)	(133,745)
Other accounts payable	(60,821)	(88,012)
Other provisions	(29,641)	(42,241)
	(492,386)	(603,747)

The Corporation assumes foreign exchange risk because it does not use derivative financial instruments to mitigate exchange rate fluctuations.

For the periods ended December 31, 2020, 2021 and 2022, the Corporation’s exchange gains and losses for the exposure of U.S. Dollar, the Chilean peso, and the Colombian peso against the Peruvian Sol was (Note 26.A):

In thousands of soles	2020	2021	2022
Gain	426,164	383,199	449,864
Loss	(429,930)	(430,410)	(450,133)
	(3,766)	(47,211)	(269)

If, as of December 31, 2022, the U.S. Dollars, the Chilean peso, and the Colombian peso had been strengthened/weakened by 5% against the Peruvian Sol, the pre-tax profit or loss for the year would have an impact equivalent to S/13 thousand (S/ 2.7 million in 2021). If, as of December 31, 2022, the U.S. Dollars, the Chilean peso, and the Colombian peso had been strengthened/weakened by 10% against the Peruvian Sol, the pre-tax profit or loss for the year would have an impact equivalent to S/27 thousand (S/ 4.7 million in 2021).

The consolidated statement of changes in equity comprises a foreign currency translation adjustment originated by its subsidiaries. The consolidated statement of financial position includes the following assets and liabilities in its currency (in thousands):

	2021		2022
	Assets	Liabilities	Assets	Liabilities
Chilean pesos	72,776,160	93,740,228	60,684,971	81,864,810
Colombian pesos	59,773,077	31,057,046	96,944,436	59,114,296

The Corporation’s foreign currency translation adjustment in 2022 was negative by S/20.9 million (negative by S/ 5 million in 2021).

(ii) Price risk

The Corporation is exposed to the risk of hydrocarbon price fluctuations which impacts on the selling price of the products that it commercializes, which are significantly affected by changes in global economic conditions, resource availability, and the cycles of related industries. Management considers reasonable these possible fluctuations in the hydrocarbons prices, based in the Corporation’s economic market environment.

If, as of December 31, 2022, the oil price had increased/decreased by 5%, the pre-tax profit for the year would have increased/decreased by S/ 28.4 million and S/ 29.8 million (S/42.3 million and S/39.7 million in 2021). This analysis assumes that all other variables remain constant. If, as of December 31, 2022, the oil price had increased/decreased by 10%, the pre-tax profit for the year would have increased/decreased by S/ 56.4 million and S/ 62 million (S/88.9 million and S/78.6 million in 2021).

(iii) Fair-value and cash-flow interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates.

The Corporation’s interest rate risk arises mainly from its long-term financial liabilities. Variable rate long-term financial liabilities expose the Corporation to cash-flow interest rate risk. Fixed-rate financial liabilities expose the Corporation to fair-value interest rate risk.

The Corporation assumes the interest rate risk, due to they do not use financial derivative instruments for mitigate variations in the interest rate risk.

The sensitivity to a reasonably possible change in interest rates is shown below. With all other variables held constant, the Corporation’s income before income taxes would be affected by the impact on variable rate borrowings. For the period ended December 31, 2022 and 2021 the impact on income before income taxes on a 10% increase or decrease amounts to approximately S/2.5 million and S/2.6 million, respectively (S/2 million and S/2.1 million, respectively, in 2021). The assumed movement in basis points related to the interest rate sensitivity analysis is based on the current market environment.

(b) Credit risks

Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or commercial contract, resulting in a financial loss.

Credit risk for the Corporation arises from its operating activities due to credit exposure to customers and from its financial activities, including deposits with banks and financial institutions, foreign exchange transactions, and other financial instruments. The maximum exposure to credit risk for the consolidated financial statements as of December 31, 2022 and 2021 is represented by the sum of cash and cash equivalents (Note 9), trade accounts receivable (Note 10), other accounts receivable (Note 12) and accounts receivable from related parties (Note 11).

Customer credit risk is managed by Management subject to the Corporation’s established policies, procedures and control related to customer credit risk management. The credit quality of a customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined based on this assessment. The maximum credit risk exposure at the reporting date is the carrying value of each class of financial assets disclosed in Note 10.

The Corporation assesses the concentration of risk with respect to trade accounts receivable as low risk because sales are not concentrated in small customer groups and no customers account for 10% or more of the Corporation’s revenues.

Management monitors the credit risk of other receivables on an ongoing basis and assesses those receivables that show evidence of impairment to determine the required allowance for doubtful accounts.

Concerning loans to related parties, the Corporation has measures in place to ensure the recovery of these loans through the controls maintained by the Corporate Finance Management and the performance evaluation conducted by the Board of Directors (Note 11).

Management does not expect the Corporation to incur any losses from the performance of these counterparties, except for the ones already recorded in the consolidated financial statements.

(c) Liquidity risk

Prudent liquidity risk management implies holding enough cash and cash equivalent, and financing available through a proper number of credit sources, and the ability to close positions in the market. Historically, the Corporation’s cash flows from operations have enabled it to meet its obligations. The Corporation has implemented various actions to reduce its exposure to liquidity risk and has developed a Financial Plan based on several steps, which were designed with a commitment to compliance within a reasonable period of time. The Financial Plan is intended to meet the various obligations at the Company and Corporation entities levels.

The Corporate Finance Office monitors the cash flow projections made on liquidity requirements of the Corporation to ensure it exists sufficient cash to meet operational needs so that the Corporation does not breach borrowing limits or covenants, where applicable, on any of its borrowing facilities. Less significant financing transactions are controlled by the Finance Management of each subsidiary.

Such forecasting takes into consideration the Corporation’s debt financing plans, covenant compliance, compliance with ratio targets in the statement of financial position and, if applicable, with external regulatory or legal requirements.

As of December 31, 2022, the Company has significant current payment obligations arising from the Plea Agreement (Note 1.C) and the Bridge Loan (Note 17.A.i). For this purpose, Management is developing a financial plan with the aim of covering the short-term part of these obligations.

Cash surplus on the amounts required for the administration of working capital are invested in checking accounts that generate interest and time deposits, selecting instruments with appropriate maturities or sufficient liquidity.

The table below analyzes the Corporation’s financial liabilities grouped according to the remaining period from the date of the statement of financial position to the date of maturity. The amounts disclosed in the table below are the contractual undiscounted cash flows, which include interest to be accrued according to the established schedule.

		Contractual cash flows
	Carrying	Less than			More than
In thousands of soles	amount	1 year	1-2 years	2-5 years	5 years	Total
As of December 31, 2021
Other financial liabilities (except for finance leases and lease liability for right-of-use asset)	509,557	224,503	52,751	173,392	124,320	574,966
Finance leases	9,836	5,624	4,613	296	-	10,533
Lease liability for right-of-use asset	60,507	18,817	24,295	21,993	8,086	73,191
Bonds	1,260,922	137,852	206,476	837,931	792,037	1,974,296
Trade accounts payables (except non-financial liabilities)	912,826	912,826	-	-	-	912,826
Accounts payables to related parties	101,716	51,004	50,712	-	-	101,716
Other accounts payables and other provisions (except non-financial liabilities)	842,198	323,070	22,941	109,383	422,666	878,060
	3,697,562	1,673,696	361,788	1,142,995	1,347,109	4,525,588

		Contractual cash flows
	Carrying	Less than			More than
In thousands of soles	amount	1 year	1-2 years	2-5 years	5 years	Total
As of December 31, 2022
Other financial liabilities (except for finance leases and lease liability for right-of-use asset)	819,973	599,310	71,732	216,392	-	887,434
Finance leases	835	873	-	-	-	873
Lease liability for right-of-use asset	59,085	19,075	31,705	23,386	113	74,279
Bonds	869,913	141,246	185,114	419,969	707,800	1,454,129
Trade accounts payables (except non-financial liabilities)	1,037,013	1,027,256	9,757	-	-	1,037,013
Accounts payables to related parties	80,781	53,488	25,420	697	1,176	80,781
Other accounts payables and other provisions (except non-financial liabilities)	712,071	186,326	64,307	89,868	470,129	810,630
	3,579,671	2,027,574	388,035	750,312	1,179,218	4,345,139

B. Capital management

The Corporation’s objective in managing capital is to safeguard its ability to continue as going concern in order to generate returns to its shareholders, benefits to stakeholders, and keep an optimal capital structure to reduce capital cost. Since 2017, due to the situation of the Corporation, Management has monitored deviations that might cause the non-compliance of covenants and may hinder renegotiation of liabilities (Note 17.A). In special situations and events, the Corporation identifies potential deviations, requirements and establishes a plan.

The Corporation may adjust the amount of dividends payable to shareholders, return capital to shareholders, issue new shares or sell assets to reduce its debt to maintain or adjust the capital structure.

The Corporation monitors its capital based on the leverage ratio. This ratio is calculated as net debt divided by the sum of net debt plus equity. The net debt corresponds to the total financial liabilities (including current and non-current indebtedness) adding the provision for civil compensation less cash and cash equivalents.

As of December 31, 2021 and 2022, the leverage ratio is as follows:

In thousands of soles	Note	2021	2022
Total borrowing, bonds and civil compensation (*)	17 and 18	2,326,903	2,238,699
Less: Cash and cash equivalents	9	(957,178)	(917,554)
Net debt (a)		1,369,725	1,321,145
Total equity (b)		1,456,010	1,346,006
Total net debt plus equity (a) + (b)		2,825,735	2,667,151
Gearing ratio		0.48	0.50

(*)	The provision for civil compensation is included in other provisions (Note 21).

During the years ended December 31, 2021 and 2022, there were no changes in the objectives, policies or processes related to capital management.